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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2003


                      OPTICAL COMMUNICATION PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                        000-31861              95-4344224
-------------------------------      ------------------      -----------------
(State or other jurisdiction           (Commission             (IRS Employer
of incorporation or organization)      File Number)          Identification No.)

20961 Knapp Street
Chatsworth, California                                        91311
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:           (818) 701-0164


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Item 5.  Other Events.

         On July 28, 2003, Optical Communication Products, Inc. (the "Registrant") announced that it had elected Hideo Sakura to its board of directors to fill the vacancy created by the recent resignation of Kunihiro Matsubara. Mr. Matsubara resigned as a director upon his retirement from Furukawa Electric Co. Ltd., the controlling shareholder of the Registrant. A copy of the press release issued by the Registrant announcing the new election is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

                  99.1     Press Release of the Registrant dated July 28, 2003
                  99.2     Press Release of the Registrant dated July 28, 2003
                  99.3 Transcript of the Registrant's conference call from July 28, 2003


Item 12.  Results Of Operations And Financial Condition

         On July 28, 2003 the Registrant issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference. Also on July 28, 2003, the Registrant held a conference call, open to the public, to discuss its financial results for the quarter ending June 30, 2003. A transcript of this conference call is furnished herewith as Exhibit 99.3 and is incorporated herein by reference.

         This information and the Exhibits 99.2 and 99.3 are furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 31, 2003                       OPTICAL COMMUNICATION PRODUCTS, INC.
                                    a Delaware corporation


                                    By: /s/ Susie L. Nemeti
                                       -----------------------------------------
                                    Susie L. Nemeti
                                    Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1           Press Release of the Registrant July 28, 2003
99.2           Press Release of the Registrant dated July 28, 2003
99.3           Transcript of the Registrant's conference call from July 28, 2003


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